SUBORDINATED SECURED


                                CREDIT AGREEMENT


                          Dated as of October 11, 2000


                                  By and Among


                      SAFETY COMPONENTS INTERNATIONAL, INC.


               AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED


                                       and


            AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL GMBH & CO. KG


                                 (as Borrowers)


  THE OTHER SUBSIDIARIES OF SAFETY COMPONENTS INTERNATIONAL, INC. NAMED HEREIN


                                 (as Guarantors)


                          KEYBANK NATIONAL ASSOCIATION


                            (as Administrative Agent)


                                       and


                                   FLEET BANK


                                       and


                          KEYBANK NATIONAL ASSOCIATION


                                  (as Lenders)

     SUBORDINATED SECURED CREDIT AGREEMENT dated as of October 11, 2000 by and among (1) SAFETY COMPONENTS INTERNATIONAL, INC., a Delaware corporation ("Safety Components"), AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED, a company organized under the laws of the United Kingdom ("ASCL"), and AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL GMBH & CO. KG, a company organized under the laws of the Federal Republic of Germany ("GmbH"), as borrowers (the "Borrowers"), (2) the direct and indirect subsidiaries of Safety Components listed on Schedule 1 hereto and any other Person which may hereafter become a party hereto, as guarantors (the "Guarantors"), (3) KEYBANK NATIONAL ASSOCIATION ("KeyBank") and FLEET BANK ("Fleet"), as lenders (the "Lenders"), and (4) KeyBank, as administrative agent for the Lenders (the "Administrative Agent").

                               W I T N E S S E T H

     A. On April 7, 2000 (the "Petition Date"), Safety Components and its direct and indirect subsidiaries listed on Schedule 2 hereto (collectively, the "Debtors") filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. ss.ss. 101 et seq. (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Court") (the "Chapter 11 Cases").

     B. The Borrowers, the Guarantors, the Lenders and the Administrative Agent were parties to a Credit Agreement dated as of May 21, 1997 (as amended, the "Prepetition Credit Agreement"), pursuant to which, as of the Petition Date, the Borrowers and the Guarantors were indebted to the Lenders and the Administrative Agent in respect of (i) outstanding revolving credit loans in the aggregate principal amount of $37,900,000, (ii) certain outstanding letters of credit and
(iii) certain unpaid interest, fees, costs and expenses (collectively, the "Prepetition Obligations").

     C. The Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into a Subordinated Secured Debtor-in-Possession Credit Agreement dated as of the Petition Date (the "Subordinated DIP Credit Agreement"), pursuant to which, (i) on the Closing Date (as defined therein; herein, the "Subordinated DIP Facility Closing Date"), the Borrowers permanently and indefeasibly repaid $17,000,000 of the Prepetition Obligations (the "Petition Date Repayment"), (ii) the Lenders agreed to make term loans (the "Subordinated DIP Term Loans") to the Borrowers on the Subordinated DIP Facility Closing Date in an aggregate amount equal to the sum of $20,900,000, representing the unpaid borrowings under the Prepetition Credit Agreement remaining after the Petition Date Repayment, plus the amount of all accrued and unpaid interest under the Prepetition Credit Agreement as of the Subordinated DIP Facility Closing Date, and (iii) the Lenders and Administrative Agent agreed, in connection with the consummation of a confirmed plan of reorganization for the Debtors in the Chapter 11 Cases, subject to the satisfaction of each of the conditions precedent set forth on
Schedule 4 to the Subordinated DIP Credit Agreement, to roll over the Subordinated DIP Term Loans outstanding on the date of consummation of such plan of reorganization on the terms set forth on Schedule 5 to the Subordinated DIP Credit Agreement. As of the date hereof, the outstanding principal amount of the Subordinated DIP Term Loans is $20,900,000. In addition, as of the date hereof, the Borrowers are indebted to the Lenders under the Subordinated DIP Credit Agreement in respect of accrued and unpaid interest on the Subordinated DIP Term Loans and certain accrued and unpaid fees, costs and expenses (collectively, the "Subordinated DIP Interest and Fees").

     D. The Debtors filed in the Court a First Amended Joint Plan of Reorganization dated July 19, 2000 (together with all amendments and supplements thereto, the "Plan of Reorganization").

     E. Congress Financial Corporation (Southern) (the "Senior Lender"), the Debtors and certain non-Debtor subsidiaries of Safety Components, as borrowers (the "Senior Exit Facility Borrowers") or as guarantors (the "Senior Exit Facility Guarantors"), propose to enter into a $35,000,000 senior secured exit financing facility (the "Senior Exit Facility") pursuant to a Loan and Security Agreement dated October 11, 2000 (the "Senior Exit Facility Credit Agreement") and certain other documents referred to therein (collectively, the "Senior Exit Facility Documents"). The Senior Exit Facility Borrowers intend to utilize the proceeds of borrowings under the Senior Exit Facility (i) to pay and satisfy in full all of the obligations of the borrowers under the Senior Secured Super Priority Debtor-in-Possession Loan and Security Agreement dated as of April 7, 2000 among Bank of America, as agent, certain financial institutions, as lenders, the Debtors and certain non-Debtor subsidiaries of Safety Components, as borrowers or as guarantors and (ii) to fund the working capital requirements and general corporate purposes of Safety Components and its subsidiaries.

     F. Prior to the effective date of this Agreement, the Court shall have entered an order (the "Order") confirming the Plan of Reorganization and the transactions described therein, including the transactions contemplated by the Senior Exit Facility Documents and the Subordinated Exit Facility Documents, and the Order shall have become a Final Order (as defined herein).

     G. Having determined that it is in their respective best interests that the Senior Exit Facility Borrowers obtain the financing under the Senior Exit Facility for the purposes stated above, and it being a condition precedent to the Senior Lender's agreement to provide the Senior Exit Facility that the Administrative Agent and the Lenders subordinate their claims and security interests under the Subordinated DIP Credit Agreement and the Security Documents to the claims and security interests of the Senior Lender under the Senior Exit Facility on the terms set forth herein, in the Senior Exit Facility Documents and in the Intercreditor Agreement, the parties hereto have agreed to enter into this Agreement.

                                   ARTICLE 1
                                   DEFINITIONS

     All capitalized terms used but not defined herein will have the meanings specified on Schedule 3 hereto.

                                   ARTICLE 2
                           SUBORDINATED EXIT FACILITY

     SECTION 2.1. Term Loans. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each

Lender agrees, severally but not jointly, to make term loans (the "Term Loans") to the Borrowers on the Closing Date in an aggregate principal amount equal to the sum of $20,900,000, representing the aggregate outstanding principal amount of the Subordinated DIP Term Loans as of the Closing Date after the payment of capitalized interest thereon (the "Loan Amount"). Fifty percent (50%) of the Loan Amount will be for the account of Fleet and fifty percent (50%) will be for the account of KeyBank. The making of the Term Loans on the Closing Date will be reflected on the books and records of the Administrative Agent, the Lenders and the Borrowers as a payment and satisfaction in full of all outstanding Subordinated DIP Term Loans owed to the respective Lenders on the Closing Date. No amounts will actually be funded to the Borrowers in respect of the Term Loans.

     SECTION 2.2. Maturity of Term Loans. The Term Loans will be due and payable in full on the Maturity Date.

     SECTION 2.3. Interest Rates and Payment Dates. The Borrowers will pay interest on the unpaid principal amount of the Term Loans for each day from the Closing Date until the Term Loans are paid in full (whether at maturity, by reason of acceleration or otherwise) at the rate of 11% per annum; provided that, if there shall occur and be continuing an Event of Default, the unpaid principal amount of the Term Loans and all other amounts due hereunder, including accrued and unpaid interest, will bear interest for each day from the date of such Event of Default until such Event of Default is cured or waived at the rate of 13% per annum. Interest will be paid in cash monthly in arrears on the last business day of each month. The interest rates provided above will be computed on the basis of a year of 360 days for the actual number of days elapsed.

     SECTION 2.4. Term Loan Notes. Each Lender's Term Loans and the joint and several obligation of the Borrowers to repay such Term Loans will be evidenced by a term loan note (a "Term Loan Note") payable to the order of such Lender substantially in the form of Exhibit A hereto with appropriate insertions as to date and principal amount.

                                   ARTICLE 3
                              MANDATORY PREPAYMENTS

     On or prior to the date which is 45 days after the last day of each of Safety Component's full fiscal quarters commencing on or after the Closing Date or, with respect to the fiscal quarter ending on December 31 in any fiscal year, on or prior to the date which is 90 days after the last day of such fiscal quarter, to the extent Consolidated EBITDA exceeds (i) for the first full fiscal quarter commencing on or after the Closing Date, $4,000,000 or (ii) for each fiscal quarter thereafter, $3,750,000, the Borrowers shall make a mandatory prepayment of the Term Loans in an amount equal to 65% of the amount of Consolidated EBITDA in excess of $4,000,000 or $3,750,000, as the case may be.

                                   ARTICLE 4
                             GENERAL LOAN PROVISIONS

     SECTION 4.1. Joint and Several Liability. (a) The Obligations will constitute one joint and several direct and general obligation of all of the Borrowers. Notwithstanding anything to the contrary contained herein, each of the Borrowers will be jointly and severally, with each other Borrower, directly and unconditionally liable to the Administrative Agent and the Lenders for all Obligations, it being agreed that the Administrative Agent and the Lenders are relying on the joint and several liability of the Borrowers in entering into this Agreement. Each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest on, any Term Loan or other Obligation, it will forthwith pay the same, without notice or demand.

     (b) No payment or payments made by any of the Borrowers or any other person or received or collected by the Administrative Agent or any Lender from any of the Borrowers or any other person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations will be deemed to modify, reduce, release or otherwise affect the liability of any Borrower under this Agreement, each of which will remain liable for all the Obligations until the Obligations are paid in full.

     (c) Each Borrower hereby agrees that to the extent that a Borrower shall have paid more than its proportionate share of any payment made hereunder, such Borrower will be entitled to seek and receive contribution from and against any other Borrower hereunder which has not paid its proportionate share of such payment. The provisions of this clause (c) will in no respect limit the obligations and liabilities of any Borrower to the Administrative Agent and the Lenders, and each Borrower will remain liable to the Administrative Agent and the Lenders for the full amount of Obligations. No Borrower will be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against any other Borrower or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor will any Borrower seek or be entitled to seek any contribution or reimbursement from any other Borrower in respect of payments made by such Borrower hereunder, until the Obligations are paid in full. If any amount is paid to any Borrower on account of such subrogation rights at any time when all of the Obligations have not been paid in full, such amount will be held by such Borrower in trust for the Administrative Agent and the Lenders, segregated from other funds of such Borrower, and will, forthwith upon receipt by such Borrower, be turned over to the Administrative Agent in the exact form received by such Borrower (duly indorsed by such Borrower to the Administrative Agent , if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

     SECTION 4.2. Obligations Absolute. Each Borrower agrees that the Obligations will be paid strictly in accordance with the terms hereof, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender with respect thereto. All Obligations will be conclusively presumed to have been created in reliance hereon. The liabilities under this Agreement will be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of this Agreement, the Term Loan Notes or the Security Documents or any other agreement or instrument relating hereto or thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver thereof or any consent to departure therefrom, including any increase in the Obligations resulting from the extension of additional credit to any Borrower or other Obligor or otherwise;

(c) any taking, exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any guarantee for all or any of the Obligations; (d) any change, restructuring or termination of the corporate structure or existence of any Borrower or other Obligor; or (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower or a Guarantor. This Agreement will continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower or other Obligor or otherwise, all as though such payment had not been made.

     SECTION 4.3. Waiver of Suretyship Defenses. Each Borrower agrees that the joint and several liability of the Borrowers provided for in Section 4.1 will not be impaired or affected by any modification, supplement, extension or amendment of any contract or agreement to which the other Borrowers may hereafter agree (other than an agreement signed by the Administrative Agent and the Lenders specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Administrative Agent or any Lender with respect to any of the Obligations, nor by any other agreements or arrangements whatever with the other Borrowers or with anyone else, each Borrower hereby waiving all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each Borrower is direct and unconditional as to all of the Obligations, and may be enforced without requiring the Administrative Agent or any Lender first to resort to any other right, remedy or security. Each Borrower hereby expressly waives promptness, diligence, notice of acceptance and any other notice (except to the extent expressly provided for herein) with respect to any of the Obligations, the Term Loan Notes, the Security Documents or this Agreement and any requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other person or any Collateral.

     SECTION 4.4. Pro Rata Treatment. Each payment (including each prepayment) by the Borrowers on account of principal of and interest on the Term Loans shall be made pro rata to the Lenders according to the respective outstanding principal amounts of the Term Loans then held by each Lender.

     SECTION 4.5. Payments. All payments (including prepayments) to be made by the Borrowers hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 11:00 a.m. (local time at the Funding Office), on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Funding Office, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. In the case of any extension of any payment of principal pursuant to the preceding sentence, interest thereon shall be payable at the then applicable rate during such extension.

                                   ARTICLE 5
                              CONDITIONS PRECEDENT

     SECTION 5.1. Conditions Precedent. This Agreement will become effective on the date on which all of the following conditions are satisfied (the "Closing Date"):

     (a) The execution and delivery by the Obligors to the Administrative Agent and the Lenders of this Agreement;

     (b) The execution and delivery by the Borrowers to each Lender of such Lender's Term Loan Note;

     (c) (i) The execution and delivery by, the Senior Lender, the Senior Exit Facility Borrowers and the Senior Exit Facility Guarantors of the Senior Exit Facility Documents, provided that (x) any modifications to such documents made after the date hereof, including without limitation, any modifications to the schedules to the Senior Exit Facility Credit Agreement and (y) any order approving the Senior Exit Facility (if different from the Order) must be reasonably satisfactory to the Administrative Agent and the Lenders in all material respects; and (ii) the satisfaction or waiver of all conditions precedent to the initial borrowings under the Senior Exit Facility;

     (d) The Court, after a final hearing, shall have entered the Order confirming the Plan of Reorganization, which Order (i) shall be satisfactory to the Administrative Agent and the Lenders in all material respects and (ii) shall have become a Final Order. The Plan of Reorganization shall be in the form attached as Exhibit B hereto;

     (e) The Administrative Agent shall have received evidence, in form and substance satisfactory to the Administrative Agent, that prior to the date hereof or concurrently herewith, (i) the Effective Date (as defined in the Plan of Reorganization) shall have occurred and the Plan of Reorganization shall be in full force and effect and all conditions precedent to the effectiveness of the Plan of Reorganization and the Order shall have been satisfied, or validly waived, including, without limitation, the execution, delivery and performance of all of the conditions thereof other than conditions that have been validly waived, and (ii) no motion, action or proceeding by any creditor or other party-in-interest to the Chapter 11 Cases shall be pending which could adversely affect the Plan of Reorganization or the Order, the business or operations of any Borrower or Guarantor or the transactions contemplated by the Subordinated Exit Facility Documents, as determined by the Administrative Agent in good faith;

     (f) None of the Obligors, any creditor of any Obligor or any other party in interest shall have, as of such date, (i) challenged the validity, enforceability, allowance, perfection or priority of any of the claims and security interests of the Lenders under the Prepetition Credit Documents or the Subordinated DIP Facility Documents or the Petition Date Repayment (unless such challenge has been withdrawn or dismissed) or (ii) otherwise asserted any Released Claims (unless such claim or assertion thereof has been withdrawn or dismissed);

     (g) The Obligors shall have paid to the Administrative Agent and the Lenders in full in cash all Subordinated DIP Interest and Fees and all other fees and expenses payable by the

Obligors pursuant hereto (including without limitation, all amounts described in Section 11.3); and

     (h) No event shall have occurred and no condition shall exist that, with the giving of notice or the passage of time or both, would constitute an Event of Default.

                                    ARTICLE 6
                         REPRESENTATIONS AND WARRANTIES

     The representations and warranties set forth in Section 8 of the Senior Exit Facility Credit Agreement, including all schedules referred to therein, are hereby incorporated by reference in this Agreement for the benefit of the Administrative Agent and the Lenders with the same force and effect as if set forth herein in full.

                                    ARTICLE 7
                                SECURITY INTEREST

     SECTION 7.1. Security Interest. (a) To secure the payment, observance and performance of the Obligations, each Obligor hereby restates and confirms the mortgages, pledges, assignments and grants of Liens and security interests made by such Obligor in favor of the Administrative Agent and the Lenders pursuant to the Security Documents and agrees that such mortgages, pledges, assignments, Liens and security interests will constitute continuing security interests in and Liens on the Collateral, including without limitation, all Collateral acquired by the Obligors after the Petition Date, in favor of the Administrative Agent for the ratable benefit of the Lenders, as security for the Obligations. Such Liens and security interests will constitute valid, perfected and enforceable security interests in and Liens on the Collateral and all proceeds, products, substitutions and replacements thereof, subject, however, to the first priority security interests of the Senior Lender under the Senior Exit Facility Documents and other Permitted Liens. Notwithstanding the foregoing, it is acknowledged and agreed that neither Automotive Safety Components International, S.A. de C.V. nor Automotive Safety Components International s.r.o (during any time it is an Obligor) has entered into, and neither of them will enter into, any mortgages, pledges, assignments or other grants of Liens or security interests in favor of the Administrative Agent or the Lenders.

     (b) The security interests in and Liens on the Collateral securing the Obligations will be senior in rank and priority to all other Liens on and security interests in the Collateral, except for any other valid, perfected and enforceable security interests and Liens (i) in favor of the Senior Lender, or
(ii) arising after the Closing Date that are expressly permitted under the Senior Exit Facility Documents or the Plan of Reorganization. No Liens or security interests in the Collateral securing the Obligations, and no claim of the Administrative Agent or any Lender hereunder in respect of the Obligations, will be subject to subordination to any other Lien or security interest or claim or to surcharge, whether by operation of law or otherwise; provided that the claims and security interests of the Administrative Agent and the Lenders hereunder in respect of the Obligations will be subordinated to the claims and security interests of the Senior Lender as provided herein, in the Senior Exit Facility Documents and in the Intercreditor Agreement.

     (c) Each Obligor will, at its sole cost and expense, take all actions that may be necessary or desirable, or that the Administrative Agent may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of the Liens on and security interests in the Collateral in conformity with the requirements of this Article 7, or to enable the Administrative Agent and the Lenders to exercise or enforce their rights hereunder and under the Security Documents, including executing and delivering financing statements, pledges, designations, hypothecations, notices and assignments in each case in form and substance satisfactory to the Administrative Agent relating to the creation, validity, perfection, maintenance or continuation of such Liens and security interests under the Uniform Commercial Code or other applicable law.

                                    ARTICLE 8
                                    COVENANTS

     SECTION 8.1. Information. The reporting requirements set forth in Sections 7 and 9.6 of the Senior Exit Facility Credit Agreement are hereby incorporated by reference in this Agreement for the benefit of the Administrative Agent and the Lenders with the same force and effect as if set forth herein in full. The Obligors will furnish to the Administrative Agent and each Lender, not later than the date such item is required to be delivered to the Senior Lender under the Senior Exit Facility Credit Agreement, each financial statement, certificate, report, document and notice described in Sections 7 and 9.6 of the Senior Exit Facility Credit Agreement.

     SECTION 8.2. Covenants. (a) All of the covenants set forth in Section 9 of the Senior Exit Facility Credit Agreement are hereby incorporated by reference in this Agreement for the benefit of the Administrative Agent and the Lenders with the same force and effect as if set forth herein in full; provided that, without the prior written consent of the Administrative Agent and the Required Lenders, (a) Section 9.11 of the Senior Exit Facility Credit Agreement shall not be amended, modified or waived, nor shall any transaction which, by the terms of such Section 9.11, is prohibited, be consummated, and (b) the Obligors shall not incur any additional Indebtedness not expressly permitted under Section 9.9 of the Senior Exit Facility Credit Agreement as in effect on the date hereof unless such additional Indebtedness is subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent and the Required Lenders, which will include (i) a prohibition on the payment of any principal of such Indebtedness prior to the indefeasible payment in full of the Obligations and
(ii) a prohibition on the payment of cash interest on such Indebtedness during any Blockage Period (as defined in the Intercreditor Agreement).

                                   ARTICLE 9
                               EVENTS OF DEFAULT

     SECTION 9.1. Events of Default. The "Events of Default" under and as defined in the Senior Exit Facility Credit Agreement are hereby incorporated by reference in this Agreement for the benefit of the Administrative Agent and the Lenders and will constitute Events of Default hereunder unless waived by the Senior Lender or cured in accordance with the terms of the Senior Exit Facility Credit Agreement; provided that no such waiver will be effective for purposes of limiting the Lenders' rights to receive interest on the Term Loans at the default rate as provided in Section 2.3. In addition, the following events will constitute Events of Default under this
Agreement:

     (a) Failure by the Obligors to pay any principal of or interest on the Term Loans or any other Obligations when the same shall become due and payable; or

     (b) Unless each Lender and the Administrative Agent otherwise agree, the Plan of Reorganization or the Order shall have been modified, amended, reversed, stayed, vacated or rescinded in a manner that adversely affects the Administrative Agent or the Lenders or their respective rights under the Subordinated Exit Facility Documents or the Security Documents.

     SECTION 9.2. Remedies. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may, and at the direction of the Lenders shall, take any or all of the following actions:

     (a) declare the principal of and accrued interest on the Term Loans to be immediately due and payable; and

     (b) take any other action or exercise any other right or remedy provided for under the Security Documents or otherwise permitted under applicable law, subject, however, to compliance with the Intercreditor Agreement.

                                   ARTICLE 10
                                    GUARANTEE

     SECTION 10.1. Guarantee. (a) The Guarantors hereby jointly and severally guarantee to the Administrative Agent and the Lenders the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Term Loans and all of the other Obligations hereunder, including any interest, fees and expenses accrued or incurred after the filing by or against any Obligor of any petition seeking relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, regardless of whether such interest, fees and expenses are allowable in any such proceeding (collectively, the "Guaranteed Obligations"), in each case strictly in accordance with the terms of this Agreement and the Term Loan Notes. The Guarantors hereby further jointly and severally agree that if any Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

     (b) The obligations of the Guarantors hereunder are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrowers under this Agreement or the Term Loan Notes or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge of defense of a surety or guarantor, it being the intent hereof that the obligations of the Guarantors hereunder will be absolute and unconditional, and joint and several, under all circumstances. Without limiting the generality of the foregoing, it is agreed that each Guarantor's obligations hereunder will be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any of the Borrowers' obligations hereunder or of any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Guaranteed Obligations, or any other amendment or waiver thereof or any consent to departure therefrom, including any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Borrower or otherwise;
(iii) any taking, exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any guarantee for all or any of the Guaranteed Obligations; (iv) any change, restructuring or termination of the corporate structure or existence of any Obligor; or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor.

     (c) Each Guarantor agrees that the joint and several liability of the Guarantors provided for in this Section 10.1 will not be impaired or affected by any modification, supplement, extension or amendment or any contract or agreement to which the other Obligors may hereafter agree (other than an agreement signed by the Administrative Agent and the Lenders specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Administrative Agent or any Lender with respect to any of the Guaranteed Obligations, nor by any other agreements or arrangements whether with the other Obligors or with anyone else, each Guarantor hereby waiving all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each Guarantor is direct and unconditional as to all of the Guaranteed Obligations, and may be enforced without requiring the Administrative Agent or any Lender first to resort to any other right, remedy or security. Each Guarantor hereby expressly waives promptness, diligence, notice of acceptance and any other notice (except to the extent expressly provided for herein) with respect to any of the Guaranteed Obligations or this Agreement and any requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other Person or any Collateral.

     (d) The obligations of the Guarantors hereunder will be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Obligor in respect of any of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including fees of counsel as provided in Section 11.3) incurred by the Administrative Agent and the Lenders in connection with such recission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     (e) The Guarantors jointly and severally agree that, as between the Guarantors and the Administrative Agent and the Lenders, the Guaranteed Obligations may be declared to be forthwith due and payable as provided herein (and shall be deemed to have become automatically due and payable in the circumstances provided herein) for purposes hereof, notwithstanding any stay, injunction or other prohibition preventing such declaration (or such Guaranteed Obligations from becoming automatically due and payable) as against any Borrower and that, in the event of such declaration (whether or not the Guaranteed Obligations are then due and payable by any Borrower), the Guaranteed Obligations will forthwith become due and payable by the Guarantors for purposes hereof.

     (f) Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor will be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution will be subject to the terms and conditions of clause (g) below. The provisions of this clause (f) will in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor will remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

     (g) Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor will be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrowers or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor will any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrowers or any other Guarantor in respect of payments made by such Guarantor hereunder, until all of the Obligations are paid in full. If any amount is paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations have not been paid in full, such amount will be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and will, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

     (h) The Borrowers shall cause each Person that becomes a "Guarantor" under the Senior Exit Facility Credit Agreement (or under any agreement relating to any refinancing thereof) after the date hereof to execute and deliver to the Administrative Agent a supplement to this Agreement substantially in the form of Exhibit C hereto, pursuant to which such Person shall become a Subsidiary Guarantor for all purposes of this Agreement; provided that this clause (h) shall not apply to any Person that is not incorporated or organized under the laws of the United States of America or any State thereof, other than Automotive Safety Components International s.r.o.

     (i) In the event that the Senior Exit Facility Credit Agreement is refinanced by a new lender or group of lenders (other than the Senior Lender) and such new lender or group of lenders does not have the benefit of a guarantee from either Automotive Safety Components International s.r.o. or Automotive Safety Components International, S.A. de C.V., then, to the extent that such Person is a Guarantor hereunder, such Person shall be released as a Guarantor under this Agreement upon the closing of such replacement facility; provided that (i) no Event of Default shall have occurred and then be continuing and (ii) Consolidated EBITDA for any period of four full fiscal quarters of Safety Components commencing after the Closing Date and ending prior to the date of such release shall be greater than $15,000,000, provided, further, that if such release is to occur
(A) after one full fiscal quarter has elapsed after the Closing Date but prior to the completion of two full fiscal quarters after the Closing Date, Consolidated EBITDA for such full fiscal quarter shall be greater than $4,000,000, (B) after two full fiscal quarters have elapsed after the Closing Date but prior to the completion of three full fiscal quarters after the Closing Date, Consolidated EBITDA for such two fiscal quarter period shall be greater than $7,750,000 or (C) after three full fiscal quarters have elapsed after the Closing Date but prior to the completion of four full fiscal quarters after the Closing Date, Consolidated EBITDA for such three fiscal quarter period shall be greater than $11,500,000. No release will occur until at least one full fiscal quarter has elapsed after the Closing Date.

     (j) The guarantee set forth herein is a continuing guarantee, and will apply to all Guaranteed Obligations, whenever and howsoever arising.

                                   ARTICLE 11
                                  MISCELLANEOUS

     SECTION 11.1. Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. THIS AGREEMENT AND THE TERM LOAN NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER WILL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THE OBLIGORS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE OBLIGORS (OR ANY OF THEM), THE ADMINISTRATIVE AGENT OR THE LENDERS ARISING OUT OF THIS AGREEMENT, THE TERM LOAN NOTES, THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE OBLIGORS (OR ANY OF THEM) AND THE ADMINISTRATIVE AGENT OR ANY LENDER OF ANY KIND OR NATURE. THE OBLIGORS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY AGREE THAT ANY COURT IN WHICH THE ADMINISTRATIVE AGENT OR A LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE OBLIGORS (OR ANY OF THEM) AND THE ADMINISTRATIVE AGENT OR SUCH LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE TERM LOAN NOTES OR TO ANY

MATTER ARISING THEREFROM. EACH OBLIGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE OBLIGORS AT THE ADDRESS OF SAFETY COMPONENTS SET FORTH IN SECTION 11.4. THE NONEXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY APPROPRIATE JURISDICTION.

     SECTION 11.2. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Safety Components and the Administrative Agent.

     SECTION 11.3. Payment of Expenses etc. The Obligors agree to: (a) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with
(i) the negotiation, preparation, execution and delivery of this Agreement and the documents and instruments referred to herein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of Jones, Day, Reavis & Pogue and Young Conaway Stargatt & Taylor, special counsels to the Administrative Agent and the Lenders, and of Conway MacKenzie & Dunleavy, advisors to Jones, Day, Reavis & Pogue, as counsel to the Administrative Agent and the Lenders), and of the Administrative Agent in connection with the enforcement of this Agreement and the documents and instruments referred to herein (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent); (b) pay on demand all reasonable costs and expenses incurred by the Administrative Agent and for each of the Lenders, including the fees and disbursements of counsel, experts and other consultants to the Administrative Agent and each of the Lenders, in connection with any actions taken after the occurrence of an Event of Default to obtain payment of the Obligations, enforce the Liens and security interests of the Administrative Agent and the Lenders, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions hereof and of the Security Documents, or to prosecute or defend any claim in any way arising out of, related to or connected with, this Agreement or any of the Security Documents; (c) pay and hold the Administrative Agent and each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save the Administrative Agent and each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (d) indemnify the Administrative Agent and each Lender, its officers, directors, employees, representatives and agents (collectively, the "Indemnitees") from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses reasonably incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of (i) any investigation, litigation or other proceeding (whether or not any

Lender is a party thereto) related to the entering into and/or performance of this Agreement or the use of the proceeds of the Term Loans or the consummation of any transactions contemplated in this Agreement, other than any such investigation, litigation or proceeding arising out of transactions solely between any of the Lenders or the Administrative Agent, transactions solely involving the assignment by a Lender of all or a portion of its Term Loans, or the granting of participations therein, as provided in this Agreement, or arising solely out of any examination of a Lender by any regulatory authority having jurisdiction over it, or (ii) any Environmental Claim in respect of any real property owned, leased or at any time operated by any Obligor, including, in each case, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the person to be indemnified or of any other Indemnitee who is such person or an affiliate of such person). To the extent that the undertaking to indemnify, pay or hold harmless any person set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Obligors will make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law. All costs and expenses payable by the Obligors pursuant to this
Section 11.3 will be paid on a monthly basis.

     SECTION 11.4. Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder will be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, (a) if to any Obligor to such Obligor at Safety Components International, Inc., Corporate Center, 40 Emery Street, Greenville, South Carolina 29605, attention: Brian P. Menezes, Telefax no.: (864) 240-2726, with a copy to Milbank, Tweed, Hadley & McCloy LLP, 1 Chase Manhattan Plaza, New York, New York 10005-1413, attention:
Luc A. Despins, Esq., Telefax no.: (212) 530-5219; (b) if to the Administrative Agent or KeyBank at KeyBank National Association, 66 S. Pearl Street, 5th Floor, Albany, New York 12207, attention: Leslie A. Jones, Telefax no.: (518) 487-4247, with a copy to Jones, Day, Reavis & Pogue, 599 Lexington Avenue, New York, New York 10022, attention: Cindy Tzerman and Michael R. Bassett, Telefax no.: (212) 755-7306; (c) if to Fleet, at Fleet Bank, 20 Church Street, 12th Floor, CT EH 406 12B, Hartford, Connecticut 06103, attention: Abigail M. Bees, Telefax no.:
(860) 986-1569; or (d) at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, and shall be effective when received.

     SECTION 11.5. Agency. The provisions set forth in Section 11 of the Prepetition Credit Agreement are hereby incorporated by reference in this Agreement for the benefit of the Administrative Agent and the Lenders with the same effect as if set forth herein in full. Each reference in Section 11 of the Prepetition Credit Agreement to "Agreement" will mean this Agreement, each reference to "Credit Documents" will mean this Agreement, the Term Loan Notes and the Security Documents and each reference to "Default" or "Event of Default" will mean "Event of Default" as defined in this Agreement.

     SECTION 11.6. Amendment or Waiver. Neither this Agreement nor any terms hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Obligors, the Administrative Agent and the Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender affected thereby, (i) extend the Maturity Date, reduce the rate or extend the time of payment of interest, or reduce the principal amount of such Lender's Term Loans, (ii) release any Obligor from its respective obligations under this Agreement, (iii) release all or substantially all of the Collateral, (iv) amend, modify or waive any provision of this Section 11.6, (v) reduce the percentage specified in, or otherwise modify, the definition of Required Lenders or (vi) consent to the assignment or transfer by any Obligor of any of its rights and obligations under this Agreement. Section 11.5 hereof may not be amended without the written consent of the Administrative Agent.

     SECTION 11.7. Assignments and Participations. The Term Loans and the rights and interests of the Lenders hereunder will be freely assignable by each Lender, subject to the prior written consent of the Administrative Agent (provided that any assignment by KeyBank will require the consent of Fleet), which consent will not be unreasonably withheld. Each assignment will be by novation. Each Lender will have the right to sell participations in its Term Loans, subject to customary voting limitations.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts all as of the day and year first written above.

BORROWERS:                          SAFETY COMPONENTS INTERNATIONAL, INC.



                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------


                                    AUTOMOTIVE SAFETY COMPONENTS
                                            GMBH & CO. KG


                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------


                                    AUTOMOTIVE SAFETY COMPONENTS
                                    INTERNATIONAL LIMITED

                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------



GUARANTORS:                         ASCI HOLDINGS GERMANY (DE), INC.


                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------


                                    ASCI HOLDINGS U.K. (DE), INC.

                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------


                                    ASCI HOLDINGS MEXICO (DE), INC.

                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------

                                    ASCI HOLDINGS CZECH (DE), INC.

                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------


                                    AUTOMOTIVE SAFETY COMPONENTS
                                    INTERNATIONAL, INC.

                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------


                                    AUTOMOTIVE SAFETY COMPONENTS
                                    INTERNATIONAL, S.A. de C.V.

                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------


                                    GALION, INC.

                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------


                                    SAFETY COMPONENTS FABRIC
                                    TECHNOLOGIES, INC.

                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------


                                    VALENTEC INTERNATIONAL
                                    CORPORATION, LLC

                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------

ADMINISTRATIVE AGENT:               KEYBANK NATIONAL ASSOCIATION

                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------


LENDERS:                            KEYBANK NATIONAL ASSOCIATION

                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------


                                    FLEET BANK


                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------

                              Exhibit A to Subordinated Secured Credit Agreement

THIS INSTRUMENT AND THE INDEBTEDNESS EVIDENCED HEREBY IS SUBJECT TO THE INTERCREDITOR AND SUBORDINATION AGREEMENT (AS AMENDED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF, THE "SUBORDINATION AGREEMENT"), DATED AS OF OCTOBER __, 2000, AMONG THE MAKERS HEREOF, THE LENDER (AS DEFINED BELOW), THE OTHER JUNIOR CREDITORS (AS DEFINED IN THE SUBORDINATION AGREEMENT), CONGRESS FINANCIAL CORPORATION (SOUTHERN), AND KEYBANK NATIONAL ASSOCIATION, AS AGENT , WHICH, AMONG OTHER THINGS, SUBORDINATES THE MAKERS' PAYMENT OBLIGATIONS HEREUNDER TO THE PRIOR INDEFEASIBLE PAYMENT IN FULL IN CASH OF ALL SENIOR DEBT (AS DEFINED IN THE SUBORDINATION AGREEMENT).


                                FORM OF TERM NOTE

$                                                             New York, New York
 --------------------------                                    October ___, 2000

     FOR VALUE RECEIVED, each of (1) SAFETY COMPONENTS INTERNATIONAL, INC., a Delaware corporation, (2) AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED, a company organized under the laws of the United Kingdom, and (3) AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL GMBH & CO. KG, a company organized under the laws of the Federal Republic of Germany (collectively, the "Borrowers"), hereby jointly and severally, with each other Borrower, directly and unconditionally promises to pay to the order of (the "Lender") at the office of the Lender, located at , in lawful money of the United States of America and in immediately available funds, the principal amount of $ DOLLARS ($ ), or, if less, the unpaid principal amount of the Term Loans made by the Lender pursuant to Section 2.1 of the Credit Agreement, as hereinafter defined. The principal amount shall be paid in the amounts and on the dates specified in Section 2.2 of the Credit Agreement. Further, each of the Borrowers jointly and severally, with each other Borrower, directly and unconditionally agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.3 of the Credit Agreement.

     This Note (a) is one of the Term Notes referred to in the Subordinated Secured Credit Agreement dated as of October , 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, the Guarantors, KeyBank National Association ("KeyBank") and Fleet Bank, as lenders, and KeyBank, as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Security Documents and the Credit Agreement. Reference is hereby made to the Security Documents and the Credit Agreement for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note is respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                    SAFETY COMPONENTS INTERNATIONAL, INC.


                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------


                                    AUTOMOTIVE SAFETY COMPONENTS
                                    GMBH & CO. KG


                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------


                                    AUTOMOTIVE SAFETY COMPONENTS
                                    INTERNATIONAL LIMITED


                                    By:
                                         ---------------------------------------
                                    Its:
                                         ---------------------------------------

               Exhibit B to Subordinated Secured Credit Agreement





                      [Copy of the Plan of Reorganization]

               Exhibit C to Subordinated Secured Credit Agreement






                              [Form of Supplement]

                                   Schedule 1
                                   Guarantors



ASCI Holdings Germany (DE), Inc.
ASCI Holdings U.K. (DE), Inc.
ASCI Holdings Mexico (DE), Inc.
ASCI Holdings Czech (DE), Inc.
Automotive Safety Components International, Inc.
Automotive Safety Components International, S.A. de C.V.
Galion, Inc.
Safety Components Fabric Technologies, Inc.
Valentec International Corporation, LLC

                                   Schedule 2
                                     Debtors

Safety Components International, Inc.
Safety Components Fabric Technologies, Inc.
Automotive Safety Components International, Inc.
ASCI Holdings U.K. (DE), Inc.
ASCI Holdings Mexico (DE), Inc.
ASCI Holdings Germany (DE), Inc.
ASCI Holdings Czech (DE), Inc.

                                   Schedule 3
                                   Definitions



"Administrative Agent":  as defined in the preamble hereto.

"Agreement": this Subordinated Secured Credit Agreement, including all schedules hereto, as amended, supplemented or otherwise modified from time to time.

"ASCL":  as defined in the preamble hereto.

"Bankruptcy Code":  as defined in Recital A.

"Borrowers":  as defined in the preamble hereto.

"Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in the state where the Funding Office is located are authorized or required by law to close.

"Chapter 11 Cases":  as defined in Recital A.

"Closing Date":  as defined in Section 5.1.

"Collateral": as defined in the Prepetition Credit Documents with respect to property held or owned by any of the Obligors; provided that, subject to the last sentence of Section 7.1, the Collateral will include all Collateral acquired by any Obligor after the Petition Date and all additional collateral of each Obligor granted to or pledged to or in favor of, or for the benefit of, the Administrative Agent and/or the Lenders to secure the Obligations.

"Consolidated EBITDA": means with respect to Safety Components on a consolidated basis with its subsidiaries for each fiscal quarter, (A) the sum of the amounts for such fiscal quarter of (i) net income, (ii) taxes imposed on or measured by net income, (iii) interest expense, (iv) depreciation and amortization, and (v) extraordinary non-cash losses and non-cash charges, less (B) extraordinary non-cash gains for the same period, all as determined in accordance with GAAP.

"Court":  as defined in Recital A.

"Debtors":  as defined in Recital A.

"Dollars" and "$": dollars in lawful currency of the United States.

"Environmental Claim":  as defined in the Prepetition Credit Agreement.

"Event of Default": each "Event of Default" under and as defined in the Senior Exit Facility Documents and each other event or occurrence described in Section
10.1 hereof.

"Final Order":  as defined in the Plan of Reorganization.

"Fleet":  as defined in the preamble hereto.

"Funding Office": the office of the Administrative Agent specified in Section
11.4 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Borrowers and the Lenders.

"GAAP": generally accepted accounting principals in the United States as in effect from time to time.

"GmbH":  as defined in the preamble hereto.

"Guaranteed Obligations":  as defined in Section 10.1.

"Guarantors":  as defined in the preamble hereto.

"Indemnities":  as defined in Section 11.3.

"Indebtedness": as defined in the Senior Exit Facility Credit Agreement as in effect on the date hereof.

"Intercreditor Agreement": the Intercreditor and Subordination Agreement dated as of October 11, 2000 by and among the Senior Lender, the Administrative Agent and the Lenders.

"KeyBank":  as defined in the preamble hereto.

"Lenders":  as defined in the preamble hereto.

"Liens":  as defined in the Prepetition Credit Agreement.

"Loan Amount":  as defined in Section 2.1.

"Maturity Date":  October 11, 2002.

"Obligations": in each case, whether now in existence or hereafter arising, (a) the principal of and interest on the Term Loans, and (b) all indebtedness, liabilities, obligations, covenants and duties of the Obligors to the Administrative Agent and the Lenders of every kind, nature and description arising under or in respect of this Agreement or the Term Notes, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money, including expenses required to be paid pursuant to Section 11.3.

"Obligors":  the collective reference to the Borrowers and the Guarantors.

"Permitted Liens":  as defined in the Senior Exit Facility Credit Agreement.

"Order":  as defined in Recital F.

"Person": an individual, limited liability company, corporation, partnership, association, trust or unincorporated organization, joint venture or other entity or a government or any agency or political subdivision thereof.

"Petition Date Repayment":  as defined in Recital C.

"Petition Date":  as defined in Recital A.

"Plan of Reorganization":  as defined in Recital D.

"Prepetition Credit Agreement":  as defined in Recital B.

"Prepetition Credit Documents": collectively, the Prepetition Credit Agreement and the Security Documents.

"Prepetition Obligations":  as defined in Recital B.

"Released Claims": Collectively, all claims, liabilities, actions, causes of action, judgments or suits which may now or in the future be alleged or asserted by any Obligor against the Administrative Agent or any Lender in respect of the Prepetition Credit Documents or Subordinated DIP Facility Documents, including the financial accommodations extended by the Lenders (including KeyBank as issuer of letters of credit under the Prepetition Credit Agreement) under Prepetition Credit Documents, all payments made to the Lenders under the Prepetition Credit Documents or Subordinated DIP Facility Documents (whether prior to or after the Petition Date), the claims, Liens and security interests granted to the Administrative Agent and the Lenders the Prepetition Credit Documents or Subordinated DIP Facility Documents and all other transactions entered into in connection with the Prepetition Credit Documents or Subordinated DIP Facility Documents.

"Required Lenders": Lenders holding at least 51% of the principal amount of the outstanding Term Loans.

"Safety Components":  as defined in the preamble hereto.

"Security Documents": the documents listed on Schedule 4 hereto pursuant to which the Obligors granted certain Liens and security interests to the Administrative Agent for the ratable benefit of the Lenders to secure the Prepetition Obligations.

"Senior Exit Facility Borrowers":  as defined in Recital E.

"Senior Exit Facility Credit Agreement":  as defined in Recital E.

"Senior Exit Facility Documents":  as defined in Recital E.

"Senior Exit Facility Guarantors":  as defined in Recital E.

"Senior Exit Facility":  as defined in Recital E.

"Senior Lender":  as defined in Recital E.


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


"Subordinated DIP Credit Agreement":  as defined in Recital C.

"Subordinated DIP Facility Closing Date":  as defined in Recital C.

"Subordinated DIP Facility Documents": collectively, the Subordinated DIP Credit Agreement and the notes evidencing Subordinated DIP Term Loans.

"Subordinated DIP Interest and Fees":  as defined in Recital C.

"Subordinated DIP Obligations":  as defined in Recital C.

"Subordinated DIP Term Loans":  as defined in Recital C.

"Subordinated Exit Facility Documents": collectively, this Agreement and the Term Loan Notes.

"Term Loan Notes":  as defined in Section 2.4.

"Term Loans":  as defined in Section 2.1.

"Uniform Commercial Code": the Uniform Commercial Code as in effect from time to time in the State of New York or in any other state the laws of which are required by Section 9-103 thereof to be applied in connection with the issue of perfection of security interests.


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


                                   Schedule 4
                               Security Documents

1.   Mortgages:

     A. Open End Mortgage, Assignment of Leases and Security Agreement from Galion, Inc. to KeyBank, as Collateral Agent, dated as of May 21, 1997 and recorded in Crawford County, Ohio at book 524, page 470.

     B. Open End Mortgage, Assignment of Leases and Security Agreement from Safety Components Fabric Technologies, Inc. ("SCFTI") to KeyBank, as Collateral Agent, dated as of July 15, 1997 and recorded in the RMC Office for Greenville County, South Carolina on July 31, 1997 at 2:23 p.m. in Mortgage Book 2898 at Page 227.

2. Security Agreement among SCI, the other Assignors named therein and KeyBank, dated as of May 21, 1997.

3.   Amendment No. 1 to Security Agreement, dated as of June 2, 1997.

4.   Amendment No. 2 to Security Agreement, dated as of July 15, 1997.

5.   Amendment No. 3 to Security Agreement, dated as of July 30, 1998.

6.   Amendment No. 4 to Security Agreement, dated as of February 9, 1999.

7. Agreement of Creation of Security Interest on Receivables, Inventory and Equipment between KeyBank and Phoenix Airbag GmbH & Co., dated as of May 21, 1997.

8. Mortgage between ASCI Holdings UK (DE), Inc. and KeyBank, dated as of May 21, 1997. (Pledge by ASCI Holdings UK (DE), Inc. of the shares of stock of ASCI Ltd.)

9. Pledge Agreement between SCI, the other Pledgors named therein and KeyBank, dated as of May 21, 1997.

10.  Amendment No. 1 to Pledge Agreement, dated as of June 2, 1997.

11.  Amendment No. 2 to Pledge Agreement, dated as of July 15, 1997.

12.  Amendment No. 3 to Pledge Agreement, dated as of July 30, 1998.

13.  Amendment No. 4 to Pledge Agreement, dated as of February 9, 1999.

14. Assignment of Life Insurance Policy by SCI to KeyBank, dated as of May 21, 1997.

15. Collateral of Assignment of Patents and Security Agreement between SCFTI and KeyBank, dated as of July 15, 1997.


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


16. Collateral of Assignment of Trademarks and Security Agreement between SCFTI and KeyBank, dated as of July 15, 1997.

17.  Patent Assignments:

     A.   Assignment from Valentec International to KeyBank (09/303238)
     B.   Assignment from SCI to KeyBank (74/735020)
     C.   Assignment from SCI to KeyBank (08/787743, 08/656661, 08/683758)
     D.   Assignment from SCI to KeyBank (09/016097, 09/298085, 588176)

18. Cash Collateral Agreement between KeyBank and McDonald Investments Inc., dated as of February 7, 2000.

19.  UCC-1 Financing Statements with KeyBank National Association as Secured
     Party


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